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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 30, 1996

                              ULTRAFEM, INC.
                   ------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                        0-27576                 33-0435037
 --------------------            ------------------      ------------------
(State or other jurisdiction  (Commission File Number)    IRS Employer
of incorporation)                                        Identification No.)


           500 Fifth Avenue, Suite 3620, New York, New York 10110
           ------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (212) 575-5740


                           NOT APPLICABLE
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On October 30, 1996, Ultrafem, Inc. (the "Company") issued the press release (the ""Press Release'') annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

              99.1  Press Release of Ultrafem, Inc. dated October 30, 1996.

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                            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ULTRAFEM, INC.
                                            (Registrant)



Dated: October 30, 1996                    By: /s/ Dori M. Reap
                                               -------------------------------
                                                Dori M. Reap
                                                Senior Vice President, Finance
                                                and Administration, Secretary
                                                and Chief Financial Officer



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                               INDEX TO EXHIBITS

EXHIBIT NO.                                              PAGE NO.
-----------                                              --------

99.1    Press Release of Ultrafem, Inc.
        dated October 30, 1996



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